UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2019

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Louisiana, Suite 3500, Houston, Texas 77002

(Address of principal executive offices)

(210) 998-4035

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

The Registration is filing this Amendment No. 1 to Current Report on Form 8-K to amend the original Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on February 20, 2019, to include information under Item 5.02 hereof relating to the amendment of the Company’s Amended and Restated 2014 Stock Incentive Plan which was approved at the Meeting (defined below) and to include such plan, as amended, as an exhibit hereto.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Stockholder Approval of an Amendment to the Camber Energy, Inc. Amended and Restated 2014 Stock Incentive Plan

On February 19, 2019, Camber Energy, Inc. (“we”, “us” or the “Company”) held its 2019 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, the stockholders of the Company approved an amendment to the Company’s Amended and Restated 2014 Stock Incentive Plan (the “2014 Plan”) to increase the number of shares of common stock available under the 2014 Plan from 1,600 to 2,500,000 shares. The Company’s stockholders approved the Plan in accordance with the voting results set forth below under Item 5.07. The increase to the Plan was originally approved by the Board of Directors of the Company on December 17, 2018, subject to stockholder approval.

The Company stockholders originally approved the 2014 Plan at the annual stockholder meeting held on February 13, 2014. On February 8, 2016, the Board of Directors adopted an amended 2014 Plan, to (a) increase by 88 shares (i.e., to 152 shares from 64 shares pursuant to the terms of the original plan), the number of awards available for issuance under the plan, and (b) amend the definition of “Eligible Person” under the plan to exclude “instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities”, which amendments were approved by the stockholders of the Company at the 2016 annual meeting of stockholders held on March 29, 2016. On January 27, 2017, the Board of Directors adopted an amendment to the 2014 Plan to increase the number of awards available for issuance under the 2014 Plan from 152 to 1,600, which amendment the stockholders approved at the 2017 annual meeting held on March 22, 2017.

The material terms of the 2014 Plan were described in the Company’s Proxy (defined below in Item 5.07) under the caption “Proposal 6 - Ratification of an Amendment to the Company’s Amended and Restated 2014 Stock Incentive Plan to Increase the Number of Shares of Common Stock Available Under the 2014 Plan From 1,600 to 2,500,000 Shares”. The 2014 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. Incentive stock options granted under the 2014 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified (non-statutory stock options) granted under the 2014 Plan are not intended to qualify as incentive stock options under the Code.

The above description of the Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit 4.1 hereto and is incorporated by reference into this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Meeting, an aggregate of 4,612,306 shares of voting stock, or 68.1% of our 6,771,586 total outstanding voting shares as of December 31, 2018, the record date for the Meeting (the “Record Date”), were present at or were voted at the Meeting, constituting a quorum. The following proposals were voted on at the Meeting (as described in greater detail in the Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on January 9, 2019, as amended and supplemented by the prospectus supplements filed with the Securities and Exchange Commission on January 23, 2019 and February 15, 2019 (collectively, the “Proxy”)), with the results of such voting as set forth below. Capitalized terms have the meanings given to such terms in the Proxy and this Form 8-K should be read in connection with the Proxy.

Proposal 1(1)	For	Withhold

Election of Directors:
Robert Schleizer	3,947,168	665,138
Fred Zeidman	3,969,353	642,953
James G. Miller	3,972,766	639,540

Proposal 2	For	Against	Abstain*

Amend the Company’s Articles of Incorporation to increase the number of our authorized shares of common stock from 20,000,000 to 250,000,000 (the “Amendment”).	3,701,938	902,965	7,403

Proposal 3	For	Against	Abstain*

Authorize the Board to effect a reverse stock split of our outstanding common stock in a ratio of between one-for-five and one-for-twenty-five, in their sole discretion, without further stockholder approval, by amending the Company’s Articles of Incorporation, at any time prior to the earlier of (a) the one year anniversary of this annual meeting; and (b) the date of our 2020 annual meeting of stockholders, provided that all fractional shares as a result of the split shall be automatically rounded up to the next whole share (the “Reverse Stock Split”).	3,761,343	850,342	621

Proposal 4	For	Against	Abstain*

Approval of the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 369 shares of Series C Redeemable Convertible Preferred Stock (“Series C Preferred Stock”), including shares issuable for dividends and conversion premiums thereon sold pursuant to that certain Stock Purchase Agreement entered into with an institutional investor on October 29, 2018, and to approve the terms of such October 2018 Stock Purchase Agreement.	3,729,915	867,685	14,706

Proposal 5	For	Against	Abstain*

Approval of the issuance of such number of shares of common stock exceeding 19.99% of our outstanding common stock, issuable upon conversion of the 2,941 shares of Series C Preferred Stock, including shares issuable for dividends and conversion premiums thereon sold and which may be sold, pursuant to that certain Stock Purchase Agreement entered into with an institutional investor on November 23, 2018 (and amended on December 3, 2018), and to approve the terms of such Stock Purchase Agreement.	3,726,558	869,786	15,962

Proposal 6	For	Against	Abstain*

Ratification of an amendment to the Company’s Amended and Restated 2014 Stock Incentive Plan (the “2014 Plan”) to increase the number of shares of common stock available under the 2014 Plan from 1,600 to 2,500,000 shares.	3,720,088	879,252	12,966

Proposal 7	For	Against	Abstain*

Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019.	4,040,606	513,146	58,554

Proposal 8	For	Against	Abstain*

Approval of the issuance of up to 40,000 shares of common stock upon the exercise of warrants to purchase 40,000 shares of common stock granted to our former CEO as part of a Separation and Release Agreement.	3,805,756	784,879	21,671

Proposal 9	For	Against	Abstain*

To consider and vote upon a Proposal to authorize our Board, in its discretion, to adjourn the annual meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed above at the time of the Annual Meeting.	3,763,440	823,641	25,225

* There were no Broker Non-Votes on these proposals.

(1) Although Mr. Louis G. Schott, our Interim Chief Executive Officer, was originally a director nominee, on February 15, 2019, as disclosed in the Proxy Supplement No. 2 Dated February 15, 2019, Mr. Schott withdraw his name as a nominee for appointment to the Board of Directors at the Meeting. As a result, any votes cast for Mr. Schott were disregarded and Mr. Schott’s name and votes have not been included in the table above.

As a result of the above voting, each of the three (3) director nominees were duly appointed to the Board of Directors by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in the proxy statement), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal; proposals 4 through 9, which each required the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote, were validly approved by the Company’s stockholders; and proposals 2 and 3, which required the affirmative vote of a majority of the shares entitled to vote at the Meeting, were each validly approved by the Company’s stockholders.

The Company does not plan to immediately move forward with the filing of the Amendment and has no current plans to affect a Reverse Stock Split. When the Company moves forward with the filing of the Amendment and if it moves forward with a Reverse Stock Split, the Company will file a Current Report on Form 8-K to announce such actions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1*	Camber Energy, Inc. Amended and Restated 2014 Stock Incentive Plan

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

By:	/s/ Robert Schleizer
Name:	Robert Schleizer
Title:	Chief Financial Officer

Date: February 22, 2019

EXHIBIT INDEX

Exhibit No.	Description

4.1*	Camber Energy, Inc. Amended and Restated 2014 Stock Incentive Plan

* Filed herewith.